SUMMARY PROSPECTUS

APRIL 30, 2012

SUNAMERICA SERIES TRUST

EQUITY INDEX PORTFOLIO

(CLASS 1 SHARES)

SunAmerica Series Trust’s Statutory Prospectus and Statement of Additional Information dated April 30, 2012, and the most recent shareholder reports are incorporated into and made part of this Summary Prospectus by reference. The Portfolio is offered only to the separate accounts of certain affiliated and unaffiliated life insurance companies and is not intended for use by other investors.

Before you invest, you may want to review SunAmerica Series Trust’s Statutory Prospectus, which contains more information about the Portfolio and its risks. You can find the Statutory Prospectus and the above-incorporated information online at https://www.sunamerica.com/prospectuses. You can also get this information at no cost by calling (800) 445-7862 or by sending an e-mail request to fundprospectus@sunamerica.com.

The Securities and Exchange Commission has not approved or disapproved these securities, nor has it determined that this Prospectus is accurate or complete. It is a criminal offense to state otherwise.

Investment Goal

The Portfolio’s investment goal is investment results that correspond with the performance of the stocks included in the Standard & Poor’s 500 ® Composite Stock Price Index (the “Index”).

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 1
Management Fees	0.40%
Service (12b-1) Fees	None
Other Expenses	0.66%
Total Annual Portfolio Operating Expenses	1.06%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The

Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$108	$337	$585	$1,294

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 32% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 90% of its net assets in common stocks included in the Index.

The S&P 500® Index is an unmanaged market-value weighted index consisting of 500 stocks chosen for market size, liquidity, sector performance and other factors. The Index tracks the performance of the large cap U.S. equity market. As of December 30, 2011, market capitalizations of companies in the Index ranged from approximately $1.22 billion to $405.27 billion, with a median market capitalization of $10.75 billion.

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EQUITY INDEX PORTFOLIO

The subadviser may achieve the Portfolio’s objective by either investing in all or substantially all of the stocks included in the Index or, in the alternative, investing in a sampling of stocks included in the Index by utilizing a statistical technique known as “optimization.” The goal of optimization is to select stocks which ensure that characteristics such as industry weightings, average market capitalizations and fundamental characteristics (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index. Stocks not in the Index may be held before or after changes in the composition of the Index or if they have characteristics similar to stocks in the Index.

The Portfolio also may invest up to 10% of its total assets in derivatives such as stock index futures contracts, options on stock indices and options on stock index futures. The Portfolio makes these investments to maintain the liquidity needed to meet redemption requests, to increase the level of Portfolio assets devoted to replicating the composition of the Index and to reduce transaction costs.

Because the Portfolio may not always hold all of the stocks included in the Index, and because the Portfolio has expenses and the Index does not, the Portfolio will not duplicate the Index’s performance precisely. However, the Adviser believes there should be a close correlation between the Portfolio’s performance and that of the Index in both rising and falling markets.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Failure to Match Index Performance. The ability of the Portfolio to replicate the performance of the S&P 500 ® may be affected by, among other things, changes in securities markets, the manner in which performance of the index is calculated, changes in the composition of the index, the amount and timing of cash flows into and out of the Portfolio, commissions, and other expenses. When the Portfolio employs a sampling or ‘optimization’ strategy, the Portfolio is subject to an increased risk of tracking error, in that the securities selected in the aggregate for the Portfolio may perform differently than the underlying index.

“Passively Managed” Strategy Risk. The Portfolio will not deviate from its strategy, except to the extent necessary to comply with federal tax laws. If the Portfolio’s strategy is unsuccessful, the Portfolio will not meet its investment goal. Because the Portfolio will not use certain techniques available to other mutual funds to reduce stock market exposure, the Portfolio may be more susceptible to general market declines than other Portfolios.

Derivatives Risk. A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging described in the Glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the S&P 500® Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Effective October 3, 2010, SunAmerica Asset Management Corp. assumed management of the Portfolio. Prior to October 3, 2010, FAF Advisors, Inc. managed the Portfolio.

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EQUITY INDEX PORTFOLIO

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 15.83% (quarter ended June 30, 2009) and the lowest return for a quarter was -21.85% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2012 was 12.17%.

Average Annual Total Returns (For the periods ended December 31, 2011)

	1 Year	5 Years	10 Years
Class 1 Shares	1.59%	-0.69%	2.43%
S&P 500® Index	2.11%	-0.25%	2.92%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp.

Portfolio Manager

Name	Portfolio Manager of the Portfolio Since	Title
Timothy Campion	2012	Vice President and Portfolio Manager

Purchases and Sales of Portfolio Shares

Shares of the Portfolio may only be purchased or redeemed through Variable Contracts offered by the separate accounts of participating life insurance companies. Shares of the Portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the Portfolio’s net asset value determined after receipt of a request in good order.

The Portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment or account value minimums.

Tax Information

The Portfolio will not be subject to U.S. federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividends or capital gain dividends; however, you may be subject to federal income tax upon withdrawal from such tax deferred arrangements. Contractholders should consult the prospectus (or other offering document) for the Variable Contract for additional information regarding taxation.

Payments to Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Variable Contracts. The Portfolio and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may create a conflict of interest as they may be a factor that the insurance company considers in including the Portfolio as an underlying investment option in the Variable Contract. The prospectus (or other offering document) for your Variable Contract may contain additional information about these payments.

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